Exhibit 10.1

Waiver Agreement

WAIVER AGREEMENT

This waiver agreement (this “Agreement”) is entered into as of February 27, 2020, by and among (i) Ceridian HCM Holding Inc., a Delaware corporation (the “Company”), (ii) Thomas H. Lee Equity Fund VI, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund VI, L.P., a Delaware limited partnership, Thomas H. Lee Parallel (DT) Fund VI, L.P., a Delaware limited partnership, Great-West Investors, L.P., a Delaware limited partnership, Putnam Investments Employees’ Securities Company III, LLC, a Delaware limited liability company, THL Coinvestment Partners, L.P., a Delaware limited partnership, THL Operating Partners, L.P., a Delaware limited partnership, THL Equity Fund VI Investors (Ceridian), L.P., a Delaware limited partnership, THL Equity Fund VI Investors (Ceridian) II, L.P., a Delaware limited partnership, THL Equity Fund VI Investors (Ceridian) III, LLC, a Delaware limited liability company, THL Equity Fund VI Investors (Ceridian) IV, LLC, a Delaware limited liability company, THL Equity Fund VI Investors (Ceridian) V, LLC, a Delaware limited liability company (the THL-affiliated funds collectively, “THL”), and (iii) Cannae Holdings, LLC, a Delaware limited liability company (together with the Cannae Affiliates (as defined below), “Cannae”). THL and Cannae are collectively referred to herein as the “Sponsor Stockholders”. Reference is hereby made to that certain Voting Agreement of the Company, dated as of April 30, 2019 (the “Voting Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Voting Agreement.

WHEREAS, the Company and the Sponsor Stockholders are parties to the Voting Agreement;

WHEREAS, pursuant to Section 2.01(f) of the Voting Agreement, for so long as a Sponsor Stockholder holds at least ten percent (10%) but less than twenty percent (20%) in voting power of all the outstanding Voting Securities, such Sponsor Stockholder is entitled to designate one (1) Sponsor Director Designee;

WHEREAS, pursuant to Section 2.01(g)(ii) of the Voting Agreement, if the number of Sponsor Director Designees that a Sponsor Stockholder has the right to individually designate to the Board is decreased, then the corresponding number of Sponsor Director Designees of such Sponsor Stockholder shall resign from the Board, and the Company and the Sponsor Stockholders shall be promptly required to take any and all actions necessary or appropriate to cooperate in ensuring the removal of such Sponsor Director Designee;

WHEREAS, pursuant to Section 4.03 of the Voting Agreement, the Voting Agreement terminates automatically as to a Sponsor Stockholder upon the time at which such Sponsor Stockholder ceases to hold the right to designate a Sponsor Designee Director;

WHEREAS, on February 19, 2020 (the “Transaction Date”), THL sold Voting Securities that resulted in THL holding less than ten percent (10%) in voting power of all the outstanding Voting Securities (the “Transaction”) and ceasing to have the right to designate a Sponsor Director Designee and, therefore, the termination of the Voting Agreement as to THL;

WHEREAS, the Company and Cannae wish to release THL from its obligations under, and waive their respective rights pursuant to, Section 2.01(g)(ii) of the Voting Agreement, solely to the extent arising from and in connection with the Transaction and subject to paragraph 1(b) of this Agreement;

WHEREAS, the Company and each Sponsor Stockholder intend that no Sponsor Director Designee be required to resign, solely to the extent that, but for this Agreement, such requirement would arise from and in connection with the Transaction; and

WHEREAS, Section 4.02 of the Voting Agreement provides that the parties to the Voting Agreement can waive any of the provisions thereof by explicitly setting forth the waiver in writing and having such waiver executed by the party so waiving.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

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1. Waiver.

(a) The (i) Company and Cannae hereby release THL from its obligations under, and waives their respective rights pursuant to, Section 2.01(g)(ii) of the Voting Agreement, and (ii) THL hereby releases the Company from its obligations under, and waives their respective rights pursuant to, Section 2.01(g)(ii) of the Voting Agreement, solely to the extent they arise from and in connection with the Transaction (collectively, the “Waiver”).

(b) The Company and each Sponsor Stockholder hereby agree that (i) no Sponsor Director Designee shall be required to resign from their position as a director on the Board of the Company, and (ii) no Sponsor Director Designee shall have any liability to the Company or any Sponsor Stockholder as a result of the failure of such person or their Sponsor Stockholder to take any steps that, in the absence of the Waiver, the Sponsor Director Designee or the corresponding Sponsor Stockholder would otherwise be required to take in connection with Section 2.01(g) of the Voting Agreement, in each case, solely as a result of and limited to the Transaction; provided, however, that following the Transaction, Ganesh B. Rao shall cease to be a Sponsor Director Designee, and shall instead continue to serve on the Board in the capacity of an ordinary member of the Board and not as a designee of THL or any of its affiliates. Each Sponsor Director Designee is intended to be an express third party beneficiary of Section 1(a) and Section 1(b) of this Agreement.

(c) All other provisions of the Voting Agreement (including, for the avoidance of doubt and without limitation, Section 2.01(f)), and all rights thereunder, that are not specifically waived pursuant to the Waiver, shall remain unchanged and in full force and effect. The Waiver shall be deemed a contract made under the domestic laws of the State of Delaware. The Waiver shall be binding upon and inure to the benefit of the Company, the Stockholder Sponsors and their respective successors and assigns. For the avoidance of doubt, following the Transaction, Cannae (i) shall continue to have the right to designate a Sponsor Director Designee in accordance with, and subject to the terms and limitations of, Section 2.01(f) of the Voting Agreement, and (ii) is no longer required to vote its Voting Securities to cause a Sponsor Director Designee designated by THL, if any, or any director affiliated with THL, to be elected to the Board as set forth under Section 2.01(d) of the Voting Agreement.

2. Termination of Voting Agreement as to THL. The parties hereby confirm that pursuant to Section 4.03 of the Voting Agreement, other than Sections 2.01(j) and (k) with respect to reimbursement and indemnification, the Voting Agreement automatically terminated as to THL as of the Transaction Date.

3. Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof.

4. Governing Law. This Agreement shall be governed by and construed in accordance with, the Laws of the State of Delaware without giving effect to any choice of Law or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

5. Jurisdiction; WAIVER OF JURY TRIAL. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties hereto unconditionally accepts the non-exclusive jurisdiction and venue of the Court of Chancery located in the State of Delaware or the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties hereto agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by Law, service of process may be made by delivery provided pursuant to the directions in Section 4.01. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR RELATING TO THE COMPANY OR ITS OPERATIONS.

6. Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable). Any signature page delivered electronically or by facsimile (including without limitation transmission by Portable Document Format or other fixed image form) shall be binding to the same extent as an original signature page.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first written above.

COMPANY:

CERIDIAN HCM HOLDING INC.

By:	/s/ Scott A. Kitching
Name: Scott A. Kitching
Title: Executive Vice President, General Counsel and Assistant Secretary

THL:

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

GREAT-WEST INVESTORS, LP

By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL COINVESTMENT PARTNERS, L.P.

By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL OPERATING PARTNERS, L.P.

By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL EQUITY FUND VI INVESTORS (CERIDIAN), L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL EQUITY FUND VI INVESTORS (CERIDIAN) II, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL EQUITY FUND VI INVESTORS (CERIDIAN) III, LLC

By: THL Equity Advisors VI, LLC, its manager
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL EQUITY FUND VI INVESTORS (CERIDIAN) IV, LLC

By: THL Equity Advisors VI, LLC, its manager
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL EQUITY FUND VI INVESTORS (CERIDIAN) V, LLC

By: THL Equity Advisors VI, LLC, its manager
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

THL EQUITY FUND VI INVESTORS (CERIDIAN) VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

CANNAE:

CANNAE HOLDINGS, LLC

By:	/s/ Richard L. Cox
Name: Richard L. Cox
Title: Chief Financial Officer, Funds and Chief Financial Officer